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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): MARCH 14, 2001 (MARCH 9, 2001)




                         Commission file number 0-26013
                                                -------



                       MULTI-LINK TELECOMMUNICATIONS, INC.
                      ------------------------------------
                      (Exact name of small business issuer
                          as specified in its charter)




            COLORADO                                     84-1334687
-------------------------------               ---------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)




                 4704 HARLAN STREET, SUITE 420, DENVER, CO 80212
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 831-1977
                           ---------------------------
                           (Issuer's telephone number)




                                 NOT APPLICABLE
              -----------------------------------------------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS

         DISCONTINUING OF RESIDENTIAL SALES AND RESTRUCTURING OF B2B OPERATIONS AT HELLYER

         On March 9, 2001, Multi-Link Telecommunications Inc. (the "Company") discontinued all new sales activity related to its residential messaging business in Indianapolis, Indiana, which it acquired from Hellyer Communications, Inc. ("Hellyer") in November 1999. This resulted in termination of 37 employees, and will result in estimated overall savings, ignoring restructuring costs relating to the shutdown, of $72,000 per month. The costs relating to this restructuring will be substantial, as discussed in further detail below.

         In addition to the savings from direct reduction in personnel expenses, further savings are expected to be achieved through reductions in telephony expenses, purchase of lead lists, equipment maintenance contracts and other expenses related to the operation of the residential sales division.

         Concurrently with the elimination of the sales activity in the residential messaging business, the Company also restructured its central administrative operations in Indianapolis, resulting in the elimination of an additional 9 employees. This restructuring will lead to expected savings, ignoring one-time costs, of an additional $29,000 per month.

         These measures were undertaken to eliminate underperforming assets, which were substantially impairing the financial results of the Company and contributing to the Company's breach of certain loan covenants, as more fully explained below.

         BACKGROUND OF HELLYER

         In August 1999 the Company identified Hellyer as an attractive acquisition target. After a period of rapid growth in revenues and profits, in April 1999 Hellyer lost its ability to add its charges for residential voice mail service to the Ameritech bill and suffered a cash crisis, leading to the termination of new sales activities and its urgent sale. Management of the Company felt that Hellyer's residential voice mail business was an excellent fit with the Company's B2B messaging operations because:

         o        the Company was able to restore billing with Ameritech;

         o the lower cost of generating revenues in the residential messaging business, as compared to the B2B business, was attractive to the Company;

         o residential voice mail usage takes place in the evenings, when the Company's business messaging systems are underutilized;

         o the telesales model was believed to be more scalable than the Company's existing sales model.

         Due to its high occupancy costs at the time of acquisition, the Company decided to move Heller's operations into a new, lower-cost facility, a process that took six months of intense effort. When full sales operations finally resumed, 15 months after Hellyer had ceased to sell residential voice messaging service, the new sales results were worse than the Company had expected. In addition, the levels of bad debt charged off by Ameritech were considerably higher than Hellyer had previously experienced, and gave cause for concern.

         After nine months of trying various ways to improve Hellyer's sales performance, it became apparent to the Company that the residential business model was no longer viable. Management of the Company believes that several factors, none of which were evident in early 1999, contributed to this poor sales performance, including the following:

         o Increased CLEC (Competitive Local Exchange Carrier) penetration of dial tone into the Company's target market, meaning that those customers did not receive an Ameritech bill, and thus the Company had no billing solution;



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         o        Increased bundling of services by Ameritech, making it harder for competitors to attract customers because unbundling inevitably meant a large price rise for the customer;

         o Increased resistance to telephone solicitations and increased penetration of "do not call" lists, particularly in Indiana; and

         o Decreased home phone connections as more and more people cancel home telephone service in favor of one mobile number.

         As a result, on March 9, 2001 the decision was taken to discontinue new sales activity in the residential division. The Company will continue to serve its existing residential voice mail customers in Detroit, Chicago, Indianapolis and Milwaukee, but will not make new sales through the telesales channel for the foreseeable future.

         The Company will continue to bill existing residential customers on the Ameritech telephone bill, and it is possible that Ameritech will withhold payments to the Company in order to compensate for uncollectable accounts, resulting in decreased cash flow to the Company. It should be noted that the Company's ability to challenge or dispute allocated bad debts is very limited.

         OPERATING RESULTS AND ANTICIPATED RETURN TO FINANCIAL HEALTH

         Due to the disappointing performance of the residential voice messaging business and increased head office costs, the Company suffered decreased levels of EBITDA in the latter part of fiscal year 2000 and into the first half of fiscal year 2001. At the same time the Company had increased its levels of debt to purchase additional messaging equipment.

         The decreased levels of EBITDA combined with higher borrowing levels resulted in a breach of the financial covenants contained in the Company's revolving term loan from Westburg Media Capital, L.P. ("Westburg"). The Company is currently in discussions with Westburg for a covenant waiver, but no agreement has so far been reached with Westburg. The Company believes that the termination of residential voice mail sales may restore EBITDA to sufficient levels to return to compliance with the terms of the Westburg loan in the quarter ending June 30, 2001.

         EBITDA and results of operations will, however, be substantially impaired for the quarter ending March 31, 2001 due to several factors. First, the Company will incur substantial restructuring charges in the March quarter relating to the elimination of sales efforts in Hellyer's residential business. These charges will include a write-down of the goodwill relating to Hellyer. Second, the Company will write off substantial costs related to its proposed secondary public offering, which has been suspended due to market conditions. Third, the Company will also incur substantial startup costs related to its deployment of Unified Messaging, noted below.

         Notwithstanding the adverse effect that the foregoing charges will have on operating results for the March quarter, the Company expects improvement in its operating results in future quarters once the anticipated effects of the cost savings are reflected. Moreover, while revenue from residential customers will gradually drop through the customer attrition that is a normal part of the Company's business, the Company anticipates increased revenue stemming from the roll-out of Unified Messaging, a premium messaging service offering a single mailbox for voice, data, and fax messages.

         The Company will now focus on developing its B2B operations in Atlanta (now grouped with Raleigh and Ft. Lauderdale), Denver, and Indianapolis (now grouped with Milwaukee). The new Unified Messaging service will be tested in Atlanta beginning this month, and, subject to the availability of long term equipment financing, is expected to be deployed in all of the Company's cities by the end of 2001. If Unified Messaging is a success, then Company anticipates that the increased revenue from that service will offset the declining revenues in the residential segment.

         The Company has also seen positive results from its introduction of products and services that link to its core messaging services, such as pagers, mobile phones, and local and long distance telephone services. Management of the Company is in the process of identifying other "best in class" services that it can sell in its B2B operations, in order to lower its net cost of revenue generation across all markets in the future.

         Management of the Company believes that if the measures discussed herein have the positive effects that are expected, it will have adequate resources to meet its cash operating needs for the next 12 months.






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However, as stated above, in the event that unexpectedly large bad debt charges are imposed by Ameritech in respect of the residential customers or other adverse events occur, the Company's cash flow could be adversely affected, resulting in a need for additional financing within the next twelve months.

SAFE HARBOR PROVISIONS

         Information and statements in this report concerning, among other things, the Company's expected financial performance for the remainder of fiscal year 2001, as well as statements regarding the Company's operational and strategic plans, and any other statements that are not purely historical in nature, are forward-looking statements under the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements reflect management's current views of future events and financial performance, and inherently involve a number of risks and uncertainties, which could result in actual results differing materially from those contained in the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: the availability of future acquisitions, the effects of regional economic and market conditions, increases in marketing and sales costs, the ability to bill through consolidators, intensity of competition, cost of technology, the availability of financing, successful implementation of Unified Messaging, success of new product lines, and the Company's ability to manage its growth. A more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000, and the Company's quarterly report on Form 10-QSB for the three-month period ended December 31, 2000, which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MULTI-LINK TELECOMMUNICATIONS, INC.

Date:  March 14, 2001               By: /s/ David J. Cutler
                                       ---------------------------------
                                       David J. Cutler, Chief Financial Officer